Exhibit 23.1


                    CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-73320) of Financial Federal Corporation of our report dated August 31, 2000, included in this Annual Report on Form 10-K.



                                        /s/ Eisner & Lubin LLP
                                        CERTIFIED PUBLIC ACCOUNTANTS


New York, New York
October 23, 2000